Financial Risk Management	12 Months Ended
Mar. 31, 2026
Financial Risk Management [Abstract]
Financial risk management

22. Financial risk management

Exposure to credit risk, foreign currency risks, price risk, fair value and liquidity arises in the normal course of the Company’s business. The Company has formal risk management policies and guidelines that set out its overall business strategies, its tolerance of risk and general risk management philosophy and has established processes to monitor and control its exposure to such risks in a timely manner. The Company reviews its risk management processes regularly to ensure the Company’s policy guidelines are adhered to.

(a)	Credit risk

The Company’s maximum exposure to credit risk in the event that counterparties fail to perform their obligations in relation to each class of recognized financial assets is the carrying amounts of those assets as stated in the consolidated statements of financial position. The Company’s credit risk is primarily attributable to its loan receivables, deposits and other receivables, and cash and cash equivalents. In order to minimize credit risk, the directors of the Company have delegated a team to be responsible for the determination of credit limits, credit approvals and other monitoring procedures. In addition, the directors of the Company review the recoverable amount of each individual debt regularly to ensure that adequate impairment losses are recognized for irrecoverable debts. The credit risk on cash and cash equivalents are limited because the counterparties are banks with high credit-ratings assigned by international credit-rating agencies. In this regard, the directors of the Company consider that the Company’s credit risk is significantly reduced.

The Company has no significant concentration on credit risk, with exposure spread over a number of counterparties.

The Company considers whether there has been a significant increase in credit risk of financial assets on an ongoing basis throughout each reporting period by comparing the risk of a default occurring as of the reporting date with the risk of default as of the date of initial recognition. It considers available reasonable and supportive forwarding-looking information. Especially the following information is used:

●	internal credit rating;

●	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the counterparties’ ability to meet its obligations;

●	actual or expected significant changes in the operating results of the counterparties;

●	significant changes in the expected performance and behavior of the counterparties, including changes in the payment status of counterparties.

A significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment. A default on a financial asset is when the counterparty fails to make contractual payments within 90 days of when they fall due.

Financial assets are written off when there is no reasonable expectation of recovery, such as a customer failing to engage in a repayment plan with the Company. The Company normally categorizes a loan or receivable for write off when a debtor fails to make contractual payments greater than 365 days past due. Where loans or receivables have been written off, the Company, if practicable and economical, continues to engage in enforcement activity to attempt to recover the receivable due.

The Company uses two categories for non-trade receivables which reflect their credit risk and how the loan loss provision is determined for each of the categories. In calculating the expected credit loss rates, the Company considers historical loss rates for each category and adjusts for forward looking data.

Category	Definition	Loss provision
Performing	Low risk of default and strong capacity to pay	12 month expected losses

Non-performing	Significant increase in credit risk	Lifetime expected losses

General approach

ECLs are recognized in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12 months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).

At each reporting date, the Company assesses whether the credit risk on a financial instrument has increased significantly since initial recognition. When making the assessment, the Company compares the risk of a default occurring on the financial instrument as of the reporting date with the risk of a default occurring on the financial instrument as of the date of initial recognition and considers reasonable and supportable information that is available without undue cost or effort, including historical and forward-looking information.

The Company considers a financial asset in default when contractual payments are 90 days past due. However, in certain cases, the Company may also consider a financial asset to be in default when internal or external information indicates that the Company is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Company. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

Financial assets at amortized cost are subject to impairment under the general approach and they are classified within the following stages for measurement of ECLs.

Stage 1 – Financial instruments for which credit risk has not increased significantly since initial recognition and for which the loss allowance is measured at an amount equal to 12-month ECLs

Stage 2 – Financial instruments for which credit risk has increased significantly since initial recognition but that are not credit-impaired financial assets and for which the loss allowance is measured at an amount equal to lifetime ECLs

Stage 3 – Financial assets that are credit-impaired at the reporting date (but that are not purchased or originated credit-impaired) and for which the loss allowance is measured at an amount equal to lifetime ECLs

(b)	Foreign currency risk

The Company has minimal exposure to foreign currency risk as most of its business transactions, assets and liabilities are principally denominated in the functional currencies of the Company entities.

As Hong Kong dollar is pegged to United States dollar, the Company considers the risk of movements in exchange rates between Hong Kong dollars and United States dollars to be insignificant.

The Company currently does not have a foreign currency hedging policy in respect of foreign currency transactions, assets and liabilities. The Company will monitor its foreign currency exposure closely and will consider hedging significant foreign currency exposure should the need arise.

(c)	Price risk

Exposure

Digital assets that the Company deals with in its trading activities are digital assets such as Bitcoin (“BTC”) and Ethereum (“ETH”) which can be traded in a number of public exchanges.

Company’s exposure to price risk arises from digital assets and digital assets payables which are both measured on fair value basis. In particular, the Company’s operating result may depend upon the market price of BTC and ETH, as well as other digital assets. Digital asset prices have fluctuated significantly from time to time. There is no assurance that digital asset prices will reflect historical trends.

The price risk of digital assets arising from trading of digital assets business is partially offset by remeasurement of digital assets payables representing the obligations to deliver digital assets held by the Company in the customers’ accounts to the customers under the respective trading and lending arrangements with the Company.

(d)	Risks associated with the storage and protection of digital assets

The Company primarily stored its digital assets in cryptocurrency exchanges to facilitate its trading in digital assets business.

(e)	Investment risk related to trading of digital assets

The Company implemented quantitative trading strategies for its investment in digital assets. The investment performance primarily relies on market liquidity and strategies effectiveness and reliability of the system. The Company’s strategies have the potential to generate profits over time, but they are also vulnerable to significant losses during unforeseen and extreme catastrophes. Furthermore, trading in this asset carries inherent risks, such as defective algorithms, hacking, liquidation resulting from significant market fluctuations, and counterparty risks. The Company closely monitors market liquidity using a systematic alerting process. However, during extreme market conditions, there is a possibility of experiencing significant mark-to-market losses.

The Company possesses a unique risk management system that continuously examines the success of the strategies and employs data analytics to assess and adjust them. The Company continuously monitors the trading systems, to detect any abnormalities.

(f)	Fair value

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, regardless of whether that price is directly observable or estimated using another valuation technique. In estimating the fair value of an asset or a liability, the Company takes into account the characteristics of the asset or liability which market participants would take into account when pricing the asset or liability at the measurement date. Fair value for measurement and/or disclosure purposes in these financial statements is determined on such a basis.

In addition, for financial reporting purposes, fair value measurements are categorized into Level 1, 2 or 3 based on the degree to which the inputs to the fair value measurements are observable and the significance of the inputs to the fair value measurement in its entirety, which are described as follows:

Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the entity can access at the measurement date;

Level 2 inputs are inputs, other than quoted prices included within Level 1, that are observable for the asset or liability, either directly or indirectly; and

Level 3 inputs are unobservable inputs for the asset or liability.

The Company’s policy is to recognize transfers into and transfers out of any of the three levels as of the date of the event or change in circumstances that caused the transfer.

(i) Disclosures of level in fair value hierarchy:

	Fair value measurements using
Description	Level 1	Level 2	Level 3	Total
	US$	US$	US$	US$
As of March 31, 2026
Digital assets	379,920,883	—	—	379,920,883
Digital assets receivables	—	20,973	—	20,973
Listed equity securities	81,163,900	—	—	81,163,900
Listed futures contracts	(1,679,636)	—	—	(1,679,636)
Unlisted equity securities	—	—	100,000	100,000
Digital assets payable	—	—	(135,267,935)	(135,267,935)
Digital assets payable – related party	—	—	(38,721,758)	(38,721,758)
Payable to client	(240,280,513)	—	—	(240,280,513)
Payable to client – related party	(1,411,323)	—	—	(1,411,323)
Total	217,713,311	20,973	(173,889,693)	43,844,591

As of March 31, 2025
Digital assets	221,162,809	—	—	221,162,809
Listed equity securities	13,538,564	—	—	13,538,564
Listed futures contracts	1,005	—	—	1,005
Unlisted equity securities	—	—	240,001	240,001
Investments in funds	79	—	—	79
Digital assets payable	—	—	(138,224,157)	(138,224,157)
Digital assets payable – related party	—	—	(10,702,814)	(10,702,814)
Payable to client	(53,141,585)	—	—	(53,141,585)
Payable to client – related party	(691,588)	—	—	(691,588)
Total	180,869,284	—	(148,686,970)	32,182,314

(ii) Disclosures of valuation process used by the Company and valuation techniques and inputs used in fair value measurements as of March 31, 2026 and 2025:

The directors of the Company are responsible for the fair value measurements of assets and liabilities required for financial reporting purposes, including level 3 fair value measurements.

For level 3 fair value measurements, the Company will normally engage external valuation experts with the recognized professional qualifications and recent experience to perform the valuations.

The Company’s digital assets payables are revalued as of March 31, 2026 and 2025 by independent professional qualified valuer, who has the recent experience in the categories of digital assets payables being valued.

The digital assets are measured at level 1 fair value. The determination of fair value hierarchy level for valuation of the digital assets would depend on whether the underlying digital assets is traded in an active market.

For the year ended March 31, 2026, the fair value of the digital assets payable are determined based on the Summation, Monte Carlo Simulation and Black-Scholes Pricing Model. The significant unobservable inputs under Monte Carlo Simulation mainly include risk-free rate from 3% to 4% and volatility of cryptocurrency from 45% to 80%. The significant unobservable input under Black-Scholes Pricing Model mainly included risk free rate range of 2% to 3% and expected volatility of 25%. The fair value increase with the increase the risk-free rate or expected volatility or or the value of the underlying portfolio asset values

For the year ended March 31 2025, the fair value of the digital assets payable are determined based on the Summation, Binomial Option Pricing Model and Black-Scholes Pricing Model. The significant unobservable inputs under Binomial Option Pricing Model mainly include risk free rate of nil and expected volatility of 51.57%. The significant unobservable input under Black-Scholes Pricing Model mainly included risk free rate range of nil and expected volatility of range of 52.92% to 88.84%. The fair value increase with the increase the risk-free rate or expected volatility or the value of the underlying portfolio asset values

Please refer to note 10 for the key unobservable inputs used in valuation of share purchase warrants.

There were no transfers between levels 2 and 3 for recurring fair value measurements during the year ended March 31, 2026 (2025: Nil).

During the year ended March 31, 2026, the valuation techniques change to Summation, Monte Carlo Simulation and Black-Scholes Pricing Model (2025: Summation Binomial Option Pricing Model and Black-Scholes Pricing Model).

The directors of the Company consider that the carrying amounts of Company’s financial assets and financial liabilities approximate their respective fair values due to the relatively short-term maturity of these financial instruments.

The fair values of the Company’s lease liabilities are determined by using the discounted cash flows method using discount rate that reflects the issuer’s borrowing rate as of the end of the reporting period. The own non-performance risk as of March 31, 2026 and 2025 as assessed to be insignificant.

(g)	Concentration risk

As of March 31, 2026 and 2025, the Company had two counterparties and one counterparty who accounted for more than 10% of the Company’s digital assets payable, respectively.   As of March 31, 2026 and 2025, the Company had two counterparties who accounted for more than 10% of the Company’s payable to customers.

(h)	Anti-money laundering risk

Digital assets are capable of being traded directly between entities via decentralized networks that facilitate anonymous transactions. These transactions give rise to complicated technical challenges concerning matters including asset ownership and the identification of the parties involved. The Company established policies and procedures for AML and KYC that are applied through continuous monitoring, review, and reporting and are initiated during the client onboarding process in order to mitigate such risks.

(i)	Liquidity risk

Liquidity risk is the risk that the Company will encounter difficulty in meeting obligations associated with its financial liabilities that are settled by delivering cash or another financial asset.

The Company monitors its liquidity risk and maintains a level of cash and bank balances deemed adequate by management to finance the Company’s operations and to mitigate the effects of fluctuations in cash flows.

The following are the contractual undiscounted cash outflows of non-derivative financial liabilities:

	Within 1 year	Over 1 year	Total
	US$	US$	US$
As of March 31, 2026
Non-derivative financial liabilities
Other payables	14,170,250	—	14,170,250
Lease liabilities	353,221	183,342	536,563
	14,523,471	183,342	14,706,813
As of March 31, 2025
Non-derivative financial liabilities
Other payables	7,014,157	—	7,014,157
Lease liabilities	189,821	22,868	212,689
	7,203,978	22,868	7,226,846

(h)	Capital management

The Company’s primary objective when managing capital is to safeguard the Company’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain or adjust the capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Company may adjust the amount of dividends paid to shareholders, return capital to shareholders and issue new shares. The Company’s overall strategy remains unchanged from prior year.

Consistent with others in the industry, the Company monitors capital on the basis of the gearing ratio. This ratio is calculated as total liabilities divided by total assets. The gearing ratio as of March 31, 2026 was 89% (2025: 85%).

The business plans of the Company mainly depend on maintaining sufficient funding to meet its expenditure requirements. The Company currently relies on funding from a variety of sources including equity financing.

In response to the above, the Company regularly reviews its major funding positions to ensure that it has adequate financial resources in meeting its financial obligations and relevant regulatory requirements of the group entities and seek to diversify its funding sources as appropriate.